SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                              FORM 8-K


                       CURRENT REPORT PURSUANT
                    TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)  July 27, 1999



               INTERNATIONAL COMFORT PRODUCTS CORPORATION
         (Exact Name of Registrant as Specified in Its Charter)

                                Canada
            (State or Other Jurisdiction of Incorporation)

            1-7955                               98-0045209
    (Commission File Number)       (IRS Employer Identification  Number)


   501 Corporate Centre Drive, Suite 200, Franklin, Tennessee     37067
          (Address of principal executive offices)             (Zip Code)


                            (615) 771-0200
              Registrant's telephone number, including area code


                                                        Page 1 of 5 pages
                                                    Exhibit Index - page 4


Item 5.  OTHER EVENTS

On July 27, 1999, an individual shareholder of International Comfort Products Corporation (the "Company") who had tendered shares in the pending tender offer by United Technologies Corporation, a Delaware corporation ("UTC") and Titan Acquisitions, Ltd., a New Brunswick, Canada corporation and a wholly-owned subsidiary of UTC ("UTCSub") for all of the outstanding shares of the Company filed a class action complaint against UTC, UTCSub and two of their respective officers. The complaint, which was filed in the United States District Court for the Middle District of Tennessee, alleges that certain arrangements between UTC and certain employees of the Company that are disclosed in UTC's tender offer materials violated certain provisions of the United States federal securities laws.

The Company is not a party to the litigation described in the preceding paragraph. The Company believes the claims to be without merit and is advised that UTC, UTCSub and their officers intend to defend these claims vigorously. The complaint seeks compensatory damages, but does not seek to enjoin the tender offer.

A copy of the press release that was issued by the attorneys representing the plaintiff with respect to the litigation described in the preceding paragraphs is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.
































                                   -2-

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

Pursuant to Item 601 of Regulation S-K (29 C.F.R. Sec. 229.601), the Company has furnished the following Exhibits to this Current Report on Form 8-K:

Exhibit No.                           Description
----------                            -----------

    99.1 Press Release dated July 27, 1999 issued by Milberg Weiss Bershad Hynes & Lerach, LLP


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 28th day of July, 1999.

                                           INTERNATIONAL COMFORT PRODUCTS
                                              CORPORATION


                                           By:    /s/ David P. Cain
                                              ---------------------------
                                                    David P. Cain
                                           Senior Vice President, General
                                             Counsel and Secretary


















                                     -3-


                             EXHIBIT INDEX


Exhibit No.
Under Reg.                                                       Sequential
S-K, Item 601            Description                             Page Number
-------------        ------------------------------------        -----------

    99.1             Press Release dated July 27, 1999 issued by           5
                     Milberg Weiss Bershad Hynes & Lerach, LLP